                                                    PROSPECTUS - MAY 28, 1999


TCW/DW

                                                       INCOME AND GROWTH FUND





      [INCOME GROWTH GRAPHIC]







                              A MUTUAL FUND THAT SEEKS TO GENERATE HIGH TOTAL
                           RETURN BY PROVIDING A HIGH LEVEL OF CURRENT INCOME
                                   AND THE POTENTIAL FOR CAPITAL APPRECIATION






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                  Investment Objective..................................                   1
                          Principal Investment Strategies.......................                   1
                          Principal Risks.......................................                   2
                          Past Performance......................................                   4
                          Fees and Expenses.....................................                   5
                          Additional Investment Strategy Information............                   6
                          Additional Risk Information...........................                   7
                          Fund Management.......................................                   9

Shareholder Information   Pricing Fund Shares...................................                  10
                          How to Buy Shares.....................................                  10
                          How to Exchange Shares................................                  12
                          How to Sell Shares....................................                  13
                          Distributions.........................................                  15
                          Tax Consequences......................................                  15
                          Share Class Arrangements..............................                  16

Financial Highlights      ......................................................                  23

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

(SIDEBAR)
TOTAL RETURN
AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT INCOME AND THAT HAVE THE POTENTIAL TO RISE IN PRICE.
(END SIDEBAR)

THE FUND

ICON  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           TCW/DW Income and Growth Fund is a mutual fund that seeks to generate high total return by providing a high level of current income and the potential for capital appreciation.

ICON  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund will normally invest at least 65% of its total assets in the following types of securities (in order of preference): corporate bonds or preferred stock convertible into common stock referred to as "convertible securities;" other fixed-income securities, such as bonds and preferred stocks; common stocks; and U.S. government securities that are issued or guaranteed by the United States, its agencies or instrumentalities. The Fund will invest at least 50% of its assets in a combination of equity securities and fixed-income securities with equity components such as convertible securities and warrants. All fixed-income securities without an equity component will have a weighted average life or a maturity date of ten years or less. The Fund's "Adviser," TCW Funds Management, Inc., invests the Fund's assets in accordance with its views of market, economic and political conditions.

           The Fund may invest in convertible securities and other fixed-income securities rated below investment grade. Securities below investment grade are commonly known as "junk bonds." However, the Fund will invest only in convertible and other fixed-income securities that are rated at least in the second highest junk bond category by either Standard & Poor's or Moody's Investors Service or, if not rated, are determined to be of comparable quality by the Adviser. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest.

           In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others. In addition to the securities described above, the Fund may invest in foreign securities, warrants and stock rights, and options and futures.

ICON  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

           CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

           FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                                             PRICE PER $1,000 OF A BOND IF
                                                    INTEREST RATES:
                                         -------------------------------------
                                             INCREASE            DECREASE
HOW INTEREST RATES AFFECT BOND PRICES    -----------------   -----------------
----------------------------------------------------------
 BOND MATURITY                  COUPON     1%        2%        1%        2%
------------------------------------------------------------------------------
 1 year                          N/A     $ 1,000   $ 1,000   $ 1,000   $ 1,000
------------------------------------------------------------------------------
 5 years                        4.25%    $   967   $   934   $ 1,038   $ 1,076
------------------------------------------------------------------------------
 10 years                       4.75%    $   930   $   867   $ 1,074   $ 1,155
------------------------------------------------------------------------------
 30 years                       5.25%    $   865   $   756   $ 1,166   $ 1,376
------------------------------------------------------------------------------

           Coupons reflect yields on Treasury securities as of December 31, 1998. The table is not representative of price changes for mortgage-backed or asset-backed securities principally because of prepayment risk, and it is not representative of high yield securities. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

           JUNK BONDS. The Fund's investments in "junk bonds" pose significant risks. The prices of these securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. Many junk bonds are issued as Rule 144A securities. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of junk bonds and a corresponding volatility in the Fund's net asset value.

           COMMON STOCKS. Another principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock can fluctuate widely in response to these factors.

           NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be invested in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.

           OTHER RISKS. The performance of the Fund also will depend on whether the Adviser is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in foreign securities, warrants and stock rights. For more information about these risks, see the "Additional Risk Information" section.

           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

(SIDEBAR)
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS C SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 5 CALENDAR YEARS.
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
(END SIDEBAR)

ICON  PAST PERFORMANCE
--------------------------------------------------------------------------------
    The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994          -3.26%
1995          18.87%
1996          13.11%
1997          15.48%
1998          06.30%

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.59% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -7.76% (quarter ended September 30, 1998). Year to date total return as of March 31, 1999 was 3.81%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)
---------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
                                                                  (SINCE 3/31/93)
---------------------------------------------------------------------------------
 Class A                                  2.38%           --               --
---------------------------------------------------------------------------------
 Class B(1)                               1.52%           --               --
---------------------------------------------------------------------------------
 Class C(1)                               5.33%         9.81%           10.57%
---------------------------------------------------------------------------------
 Class D                                  7.10%           --               --
---------------------------------------------------------------------------------
 S&P 500 Index(2)                        28.58%        24.05%           21.73%
---------------------------------------------------------------------------------
 Lehman Brothers
 Government/Corporate Bond Index(3)       9.47%         7.30%            7.42%
---------------------------------------------------------------------------------
 Lipper Flexible Income Funds
 Average(4)                               3.67%         5.58%            6.57%
---------------------------------------------------------------------------------

1 Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Services Company Inc. serves as manager and the Adviser serves as investment adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") have been designated Class C shares. Shares held prior to July 28, 1997 that were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC have been designated Class B shares.
2 Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
3 The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of one to ten years. The performance of the Index does not include expenses or fees. The Index is unmanaged and should not be considered an investment.
4 The Lipper Flexible Income Funds Average tracks the performance of funds that emphasize income generation by investing at least 85% of their assets in debt issues and preferred and convertible securities, as reported by Lipper Analytical Services. The Index is unmanaged and should not be considered an investment.

(SIDEBAR)
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JANUARY 31, 1999.
(END SIDEBAR)

ICON  FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
    Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



                                                              CLASS A   CLASS B   CLASS C   CLASS D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 4.25%(1)   None      None      None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of
 the offering price or net asset value at
 redemption)                                                    None(2)  5.00%(3)  1.00%(4)   None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management and Advisory fee                                   0.75%     0.75%     0.75%     0.75%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                         0.23%     0.75%     0.74%      None
---------------------------------------------------------------------------------------------------
 Other expenses                                                0.58%     0.58%     0.58%     0.58%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                          1.56%     2.08%     2.07%     1.33%
---------------------------------------------------------------------------------------------------

1    Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4    Only applicable if you sell your shares within one year after purchase.

    EXAMPLE
    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
                 -----------------------------------------   -----------------------------------------
                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------   -----------------------------------------
 CLASS A           $577      $897      $1,239      $2,203      $577      $897      $1,239      $2,203
----------------------------------------------------------   -----------------------------------------
 CLASS B           $711      $952      $1,319      $2,410      $211      $652      $1,119      $2,410
----------------------------------------------------------   -----------------------------------------
 CLASS C           $310      $649      $1,114      $2,400      $210      $649      $1,114      $2,400
----------------------------------------------------------   -----------------------------------------
 CLASS D           $135      $421      $  729      $1,601      $135      $421      $  729      $1,601
----------------------------------------------------------   -----------------------------------------


    Long-term shareholders of Class B and Class C may pay more in sales charges; including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

ICON  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------

    This section provides additional information relating to the Fund's principal strategies.



    FIXED INCOME SECURITIES. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.


    COMMON STOCK. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.

    FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in non-dollar denominated foreign securities (this restriction does not apply to securities of Canadian issuers registered under the Securities Exchange Act or American depository receipts for which there is no percentage limitation). The Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States and are convertible into equity securities. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest any amount of its assets in Eurodollar convertible securities that are convertible into U.S. or foreign equity securities listed, or represented by American depository receipts listed, in the U.S. on a national stock exchange.

    WARRANTS AND STOCK RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest up to 5% of the value of its net assets in stock rights. Warrants and stock rights are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time. The Fund may acquire warrants and stock rights attached to other securities without reference to the percentage limitations.

    OPTIONS AND FUTURES. The Fund may invest in put and call options and futures with respect to financial instruments, stock and interest rate indexes, and the U.S. dollar. Options and futures may be used to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to the stock or bond markets, to generate income or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

    DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market.

    PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 150% annually under normal circumstances. A high turnover rate will increase Fund brokerage costs. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."

    The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations or changes in assets will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ICON  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

    This section provides additional information relating to the principal risks of investing in the Fund.


    FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

    Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

    Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

    WARRANTS AND STOCK RIGHTS. The value of a warrant and/or stock right tends to fluctuate based on the value of the underlying common stock and is subject to similar risks.

    OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

    YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), the Adviser and the Fund's other service providers, as well as the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Manager, Adviser and their affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

(SIDEBAR)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE MANAGER IS A WHOLLY OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER ADVISORS INC., WHICH IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY. TOGETHER, THE MANAGER AND MORGAN STANLEY DEAN WITTER ADVISORS INC. HAVE MORE THAN $132.5 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF APRIL 30, 1999.

(END SIDEBAR)

ICON  FUND MANAGEMENT
--------------------------------------------------------------------------------
    The Fund has retained the Manager -- Morgan Stanley Dean Witter Services Company Inc. -- to provide administrative services and manage its business affairs (other than providing investment advice). The Fund has contracted with the Adviser -- TCW Funds Management, Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is in turn a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. The Manager's main business office is located at Two World Trade Center, New York, NY 10048.

    The Adviser, together with its affiliated companies, manages more than $55 billion primarily for institutional investors. The Adviser is a wholly-owned subsidiary of the TCW Group, Inc. Its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

    Robert M. Hanisee, Mark Attanasio, Kevin A. Hunter and Melissa Weiler, Managing Directors of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Hunter and Ms. Weiler have been primary portfolio managers of the Fund since April, 1995 and Mr. Attanasio has been a portfolio manager of the Fund since March, 1996. Messrs. Hanisee and Hunter have been portfolio managers with affiliates of The TCW Group, Inc. for over five years. Mr. Attanasio has been a portfolio manager with the TCW Group Inc. and its affiliates since April 1995. Prior to April 1995, he was Co-Chief Executive Officer and Chief Portfolio Strategist of Crescent Corporation.

    Ms. Weiler has been a portfolio manager with affiliates of The TCW Group, Inc. since April 1995, and prior to that was a Vice President and portfolio manager of Crescent Capital Corporation.

    The Fund pays the Manager and Adviser a monthly management or advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Manager and Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended January 31, 1999 the Fund accrued aggregate total compensation to the Manager and the Adviser of 0.75% of the Fund's average daily net assets (0.45% to the Manager and 0.30% to the Adviser).

    On February 25, 1999, the Board of Trustees of the Fund approved an agreement and plan of reorganization between the Fund and Morgan Stanley Dean Witter Income Builder Fund ("Income Builder"), pursuant to which substantially all of the assets of the Fund would be combined with those of Income Builder and shareholders of the Fund would become shareholders of Income Builder. The reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 8, 1999. A proxy statement formally detailing the proposal, the reasons for the Trustees' actions and information concerning Income Builder has been distributed to shareholders of the Fund.

(SIDEBAR)
CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE TCW/DW FUNDS FAMILY AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (800) THE-DEAN FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: WWW.DEANWITTER.COM/FUNDS
(END SIDEBAR)

SHAREHOLDER INFORMATION

ICON  PRICING FUND SHARES
--------------------------------------------------------------------------------
    The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

    The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, if the Fund holds securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

    An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

ICON  HOW TO BUY SHARES
--------------------------------------------------------------------------------
    You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

    Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

    When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order in proper form. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.
(SIDEBAR)
EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
(END SIDEBAR)

MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------------------------
                                                                            MINIMUM INVESTMENT
                                                                          ----------------------
 INVESTMENT OPTIONS                                                       INITIAL    ADDITIONAL
------------------------------------------------------------------------------------------------
 Regular Accounts:                                                         $ 1,000      $ 100
------------------------------------------------------------------------------------------------
 Individual Retirement Accounts:     Regular IRAs                          $ 1,000      $ 100
                                     Educational IRAs                         $500      $ 100
------------------------------------------------------------------------------------------------
 EASYINVEST-SM-                      (Automatically from your checking
                                     or savings account or Money Market
                                     Fund)                                   $100*      $ 100*
------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

    There is no minimum investment amount if you purchase Fund shares through:
    (1) the Morgan Stanley Dean Witter Advisors' mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or
    (3) employer-sponsored employee benefit plan accounts.

    INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D Shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

    SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

    - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

    - Make out a check for the total amount payable to: TCW/DW Income and Growth Fund.

    - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

ICON  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
    PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same class of any other continuously offered TCW/DW Multi-Class Fund advised by the Adviser and managed by the Manager, without the imposition of an exchange fee. You may also exchange Fund shares, without the imposition of an exchange fee, for shares of TCW/DW North American Government Income Trust, and five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager.

    Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective(s), policies and investment minimums, and should be read before investment.

    EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

    An exchange to any Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

    The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

    TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

    Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

    MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

    TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

    You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

    FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

    CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

    FOR FURTHER INFORMATION REGARDING EXCHANGE PRIVILEGES, YOU SHOULD CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR OR CALL (800) 869-NEWS.

ICON  HOW TO SELL SHARES
--------------------------------------------------------------------------------
    You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 Contact your       To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor  Witter Financial Advisor or other authorized Financial representative.
                    ------------------------------------------------------------
ICON
                    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
 By Letter          You can also sell your shares by writing a "letter of
                    instruction" that includes:
ICON
                    - your account number;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee.You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                    Trust FSB at (800) 869-NEWS for a determination as to
                    whether a particular institution is an eligible guarantor.)
                    A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 By Letter,         Mail the letter to Morgan Stanley Dean Witter Trust FSB at
 continued          P.O. Box 983, Jersey City, New Jersey 07303. If you hold
                    share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 Systematic         If your investment in all of the TCW/DW family of Funds has
 Withdrawal Plan    a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual basis, from any Fund
                    with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this Prospectus.
                    ------------------------------------------------------------
                    To sign up for the systematic withdrawal plan, contact your
                    Morgan Stanley Dean Witter Financial Advisor or call (800)
                    869-NEWS. You may terminate or suspend your plan at any
                    time. Please remember that withdrawals from the plan are
                    sales of shares, not Fund "distributions," and ultimately
                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------
ICON

    PAYMENT FOR SOLD SHARES. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

    Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

    TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

    REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

    INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

    However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you have pledged your shares in a margin account, contact your Morgan Stanley Dean Witter financial advisor or other authorized financial representative regarding restrictions on the
(SIDEBAR)  sale of such shares.
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER TCW/DW FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
(END SIDEBAR)

ICON  DISTRIBUTIONS
--------------------------------------------------------------------------------
             The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

             The Fund declares income dividends separately for each class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly and capital gains are distributed annually in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

             Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

ICON  TAX CONSEQUENCES
--------------------------------------------------------------------------------
             As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

             Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

            - The Fund makes distributions; and

            - You sell Fund shares, including an exchange to another Fund.

    TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

    Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

    TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

    When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ICON  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
    The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

    The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC - contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each class provide for the distribution financing of shares of that class.

    The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                              ANNUAL 12B-1 FEE
------------------------------------------------------------------
 A      Maximum 4.25% initial sales charge
        reduced for purchase of $25,000 or more;
        shares sold without an initial sales
        charge are generally subject to a 1.0%
        CDSC during first year.                             0.25%
------------------------------------------------------------------
 B      Maximum 5.0% CDSC during the first year
        decreasing to 0% after six years.                   0.75%
------------------------------------------------------------------
 C      1.0% CDSC during first year.                        0.75%
------------------------------------------------------------------
 D      None                                            None
------------------------------------------------------------------

(SIDEBAR)
FRONT-END SALES CHARGE
OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
(END SIDEBAR)

         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                      FRONT-END SALES CHARGE
                                          ----------------------------------------------
                                          PERCENTAGE OF PUBLIC    APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION                OFFERING PRICE         OF AMOUNT INVESTED
----------------------------------------------------------------------------------------
 Less than $25,000                                 4.25%                    4.44%
----------------------------------------------------------------------------------------
 $25,000 but less than $50,000                     4.00%                    4.17%
----------------------------------------------------------------------------------------
 $50,000 but less than $100,000                    3.50%                    3.63%
----------------------------------------------------------------------------------------
 $100,000 but less than $250,000                   2.75%                    2.83%
----------------------------------------------------------------------------------------
 $250,000 but less than $1 million                 1.75%                    1.78%
----------------------------------------------------------------------------------------
 $1 million and over                               0.00%                    0.00%
----------------------------------------------------------------------------------------

           The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           - A single account (including an individual, trust or fiduciary account).

           - Family member accounts (limited to husband, wife and children under the age of 21).

           - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           - Tax-exempt organizations.

           - Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other TCW/DW multi-class Funds.

           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other TCW/DW Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any TCW/DW Fund subject to the Fund's minimum initial investment requirement.

           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized Financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other TCW/DW Multi-Class Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

           - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

           - An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

           - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
----------------------------------------------------------------
 First                                              5.0%
----------------------------------------------------------------
 Second                                             4.0%
----------------------------------------------------------------
 Third                                              3.0%
----------------------------------------------------------------
 Fourth                                             2.0%
----------------------------------------------------------------
 Fifth                                              2.0%
----------------------------------------------------------------
 Sixth                                              1.0%
----------------------------------------------------------------
 Seventh and thereafter                            None
----------------------------------------------------------------

(SIDEBAR)
CONTINGENT DEFERRED SALES
CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN TCW/DW FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
(END SIDEBAR)

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

           - Sales of shares held at the time you die or become disabled (within the definition in section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or

             (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           - Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           - Sales of shares held for you as a participant in an MSDW Eligible Plan.

           - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

           All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net assets of Class B.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a TCW/DW Fund purchased by that plan.

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of one of the five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager or TCW/DW North American Government Income Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a Fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another TCW/DW Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the TCW/DW Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a TCW/DW Multi-Class Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

           - Investors participating in Morgan Stanley Dean Witter Advisors' mutual Fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Certain unit investment trusts sponsored by Dean Witter Reynolds.

           - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other TCW/DW Multi-Class Funds and/or (2) previous purchases of Class A shares of TCW/DW Multi-Class Funds, TCW/DW North American Government Income Trust and five Money Market Funds advised by Morgan Stanley Dean Witter Advisors you currently own.

         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

         PLAN OF DISTRIBUTION (RULE 12b-1 FEES)  The Fund has adopted a Plan of
           Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED JANUARY 31,                                  1999++      1998*++       1997         1996        1995
----------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $11.61      $11.42       $11.13        $9.77       $10.98
----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                          0.53        0.57         0.60         0.59         0.59
    Net realized and unrealized gain (loss)                        0.43        0.96         0.84         1.37        (1.20)
                                                                 -------     -------     --------     --------   -----------
 Total income (loss) from investment operations                    0.96        1.53         1.44         1.96        (0.61)
----------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                         (0.52 )     (0.60 )      (0.60 )      (0.60 )      (0.55)
    Net realized gain                                             (0.60 )     (0.74 )      (0.55 )         --        (0.05)
                                                                 -------     -------     --------     --------   -----------
 Total dividends and distributions                                (1.12 )     (1.34 )      (1.15 )      (0.60 )      (0.60)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $11.45      $11.61      $ 11.42      $ 11.13      $  9.77
----------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                     8.81%      14.03%       13.46%       20.52%       (5.59)%
----------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                          2.07 %(1)   2.01%        2.02%        2.21%        2.04%
----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                             4.65 %(1)   4.84%        5.19%        5.41%        5.83%
----------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                         $47,905     $54,863     $60,941      $57,631      $55,335
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            103%         96%         102%          79%          88%
----------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Services Company Inc. serves as Manager and TCW Funds Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS A SHARES++
---------------------------------------------------------------------------------------------
                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
 SELECTED PER SHARE DATA:                 JANUARY 31, 1999        THROUGH JANUARY 31, 1998
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $11.60                     $11.81
---------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.59                       0.30
    Net realized and unrealized gain              0.44                       0.39
                                                ------                     ------
 Total income from investment
 operations                                       1.03                       0.69
---------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                        (0.59)                     (0.33)
    Net realized gain                            (0.60)                     (0.57)
                                                ------                     ------
 Total dividends and distributions               (1.19)                     (0.90)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $11.44                     $11.60
---------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    9.45%                      6.03%(1)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         1.56%(3)                   1.54%(2)
---------------------------------------------------------------------------------------------
 Net investment income                            5.16%(3)                   5.04%(2)
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                         $89                        $28
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           103%                        96%
---------------------------------------------------------------------------------------------

CLASS B SHARES++
---------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $11.60                     $11.81
---------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.53                       0.28
    Net realized and unrealized gain              0.43                       0.38
                                                ------                     ------
 Total income from investment
 operations                                       0.96                       0.66
---------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                        (0.52)                     (0.30)
    Net realized gain                            (0.60)                     (0.57)
                                                ------                     ------
 Total dividends and distributions               (1.12)                     (0.87)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $11.44                     $11.60
---------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    8.85%                      5.80%(1)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         2.08%(3)                   2.02%(2)
---------------------------------------------------------------------------------------------
 Net investment income                            4.64%(3)                   4.58%(2)
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                      $8,924                     $6,597
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           103%                        96%
---------------------------------------------------------------------------------------------

* The date the shares were first issued. Class B participants who held shares prior to July 28, 1997 should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES++
---------------------------------------------------------------------------------------------
                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
 SELECTED PER SHARE DATA:                 OCTOBER 31, 1998        THROUGH JANUARY 31, 1998
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $11.61                     $11.81
---------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.62                       0.32
    Net realized and unrealized gain              0.43                       0.39
                                                ------                     ------
 Total income from investment
 operations                                       1.05                       0.71
---------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                        (0.61)                     (0.34)
    Net realized gain                            (0.60)                     (0.57)
                                                ------                     ------
 Total dividends and distributions               (1.21)                     (0.91)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $11.45                     $11.61
---------------------------------------------------------------------------------------------

 TOTAL RETURN+                                    9.64%                      6.21%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         1.33%(3)                   1.27%(2)
---------------------------------------------------------------------------------------------
 Net investment income                            5.39%(3)                   5.33%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                         $12                        $11
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           103%                        96%
---------------------------------------------------------------------------------------------

* The date the shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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26

NOTES

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                                                                              27

NOTES

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28

                                                     PROSPECTUS - MAY 28, 1999

                                              TCW/DW
                                                        INCOME AND GROWTH FUND

Additional information about the Fund's invest-ments is available in the Fund's ANNUAL AND SEMI-
ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's
ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF
ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF
ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call;

               (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter
Financial Advisor or by visiting our Internet site at:

    http://www.deanwitter.com/funds.

Information about the Fund (including the STATEMENT
OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330.
Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington,
DC 20549-6009.


TICKER SYMBOLS:                                             A MUTUAL FUND THAT
                                                        SEEKS TO GENERATE HIGH
CLASS A:          CLASS C:                           TOTAL RETURN BY PROVIDING
-------------     -------------                        A HIGH LEVEL OF CURRENT
CLASS B:          CLASS D:                            INCOME AND THE POTENTIAL
-------------     -------------                       FOR CAPITAL APPRECIATION





(TCW/DW INCOME AND GROWTH FUND, INVESTMENT COMPANY ACT FILE NO. 811-7372)

STATEMENT OF ADDITIONAL INFORMATION                                 TCW/DW
MAY 28, 1999                                                        INCOME AND
                                                                    GROWTH FUND

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS dated May 28, 1999 for TCW/DW Income and Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

TCW/DW Income and Growth Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History........................................................................          4

II. Description of the Fund and Its Investments and Risks..............................          4

  A. Classification....................................................................          4

  B. Investment Strategies and Risks...................................................          4

  C. Fund Policies/Investment Restrictions.............................................         12

III. Management of the Fund............................................................         14

  A. Board of Trustees.................................................................         14

  B. Management Information............................................................         14

  C. Compensation......................................................................         18

IV. Control Persons and Principal Holders of Securities................................         20

V. Management, Investment Advice and Other Services....................................         20

  A. Manager...........................................................................         20

  B. The Adviser.......................................................................         21

  C. Principal Underwriter.............................................................         21

  D. Services Provided by the Manager, the Adviser and Fund Expenses Paid by Third
   Parties.............................................................................         21

  E. Dealer Reallowances...............................................................         23

  F. Rule 12b-1 Plan...................................................................         23

  G. Other Service Providers...........................................................         27

VI. Brokerage Allocation and Other Practices...........................................         27

  A. Brokerage Transactions............................................................         27

  B. Commissions.......................................................................         27

  C. Brokerage Selection...............................................................         28

  D. Directed Brokerage................................................................         29

  E. Regular Broker-Dealers............................................................         29

VII. Capital Stock and Other Securities................................................         29

VIII. Purchase, Redemption and Pricing of Shares.......................................         30

  A. Purchase of Shares................................................................         30

  B. Offering Price....................................................................         30

IX. Taxation of the Fund and Shareholders..............................................         31

X. Underwriters........................................................................         33

XI. Calculation of Performance Data....................................................         33

XII. Financial Statements..............................................................         34

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"ADVISER"--TCW Funds Management, Inc., a wholly-owned subsidiary of TCW.

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--TCW/DW Income and Growth Fund, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MANAGER"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. The Manager may also be referred to as MSDW Services Company.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the MSDW Advisors serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW ADVISORS"--Morgan Stanley Dean Witter Advisors, Inc., a wholly-owned investment advisor subsidiary of MSDW.

"TCW"--The TCW Group, Inc., a preeminent investment management and investment advisory services firm.

"TCW/DW FUNDS"--The registered investment companies managed by the Manager and advised by the Adviser.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on November 23, 1992 as a Massachusetts business trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, non-diversified management investment company whose investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

    OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currency) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (or currency) at the time the option is written.

    COVERED PUT WRITING. If the Fund writes a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities against changes in their prices. If the Adviser anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

    In addition, interest rate, index futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Adviser may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    YEAR 2000. The management services provided to the Fund by the Manager, the investment advisory services provided to the Fund by the Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to generate high total return by providing a high level of current income and the potential for capital appreciation.

    The Fund may not:

         1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

         3. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

         5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

         6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% taken at the lower of cost or current value of its total assets (not including the amount borrowed).

         7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the restrictions set forth in restriction six. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money; or (e) lending portfolio securities.

         9. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        10.  Make short sales of securities.

        11. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus.)

        13. Invest for the purpose of exercising control or management of any other issuer.

    As a non-fundamental policy, as to 75% of its total assets, the Fund may not purchase more than 10% of the voting securities of any one issuer.

    As a non-fundamental policy, the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (b) 10% of the Fund's total assets taken at market value, would be invested in such securities and (c) 3% of any one such company's voting securities would be owned by the Fund.

    As a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review of the Manager to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. Four Trustees (50% of the total number) have no affiliation or business connection with the Manager or Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Manager's parent company, MSDW or the Adviser's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "Management Trustees") are affiliated with the Manager or Adviser. The four Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series" a mutual fund for which the Manager is the investment advisor. Three of the four Independent Trustees are also Independent Trustees of the Morgan Stanley Dean Witter Funds.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and with the 85 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------------  ------------------------------------------------------------------
John C. Argue (67) ...........................  Of Counsel, Argue Pearson Harbison & Myers (law firm); Trustee of
Trustee                                         the TCW/DW Funds; Director, Avery Dennison Corporation
c/o Argue Pearson Harbison & Myers              (manufacturer of self-adhesive products and office supplies);
801 South Flower Street                         Chairman, The Rio Hondo Memorial Foundation (charitable
Los Angeles, California                         foundation); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, TCW Galileo
                                                Funds, Inc.; Director, TCW Convertible Securities Fund, Inc.;
                                                Director, Apex Mortgage Capital, Inc. and Nationwide Health
                                                Properties, Inc. (real estate investment trusts).

Richard M. DeMartini* (46) ...................  President and Chief Operating Officer of Morgan Stanley Dean
Trustee                                         Witter Individual Asset Management Group, a business unit of MSDW;
Two World Trade Center                          President and Chief Operating Officer of Dean Witter Reynolds;
New York, New York                              Trustee of the TCW/DW Funds and the Van Kampen American Capital
                                                Funds; Director and/or officer of various MSDW subsidiaries;
                                                formerly Vice Chairman of the Board of the National Association of
                                                Securities Dealers, Inc.; and Chairman of the Board of Directors
                                                of the NASDAQ Market, Inc.

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------------  ------------------------------------------------------------------
Charles A. Fiumefreddo* (65) .................  Chairman, Director or Trustee, President and Chief Executive
Chairman of the Board,                          Officer of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds
Chief Executive Officer and Trustee             and Discover Brokerage Index Series; formerly Chairman, Chief
Two World Trade Center                          Executive Officer and Director of the Manager, the Distributor and
New York, New York                              MSDW Advisors; Executive Vice President and Director of Dean
                                                Witter Reynolds; Chairman and Director of the Transfer Agent;
                                                formerly Director and/or officer of various MSDW subsidiaries
                                                (until June, 1998).

Dr. Manuel H. Johnson (50) ...................  Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                         firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.           (G7C), an international economic commission; Chairman of the Audit
1133 Connecticut Avenue, N.W.                   Committee and Director or Trustee of the Morgan Stanley Dean
Washington, D.C.                                Witter Funds, the TCW/DW Funds and Discover Brokerage Index
                                                Series; Director of NASDAQ, Greenwich Capital Markets, Inc.
                                                (broker-dealer) and NVR, Inc. (home construction); Chairman and
                                                Trustee of the Financial Accounting Foundation (oversight
                                                organization of the Financial Accounting Standards Board);
                                                formerly Vice Chairman of the Board of Governors of the Federal
                                                Reserve System (1986-1990) and Assistant Secretary of the U.S.
                                                Treasury.

Thomas E. Larkin, Jr.* (59) ..................  Executive Vice President and Director, TCW; President and
President and Trustee                           Director, Trust Company of the West; Vice Chairman and Director of
865 South Figueroa Street                       TCW Asset Management Company; Vice Chairman and Director of the
Los Angeles, California                         Adviser; President and Director of TCW Galileo Funds, Inc.; Senior
                                                Vice President of TCW Convertible Securities Fund, Inc.; President
                                                and Trustee of the TCW/DW Funds; Member of the Board of Trustees
                                                of the University of Notre Dame; Director of Los Angeles
                                                Orthopaedic Hospital Foundation.

Michael E. Nugent (62) .......................  General Partner, Triumph Capital, L.P., a private investment
Trustee                                         partnership; Chairman of the Insurance Committee and a Director or
c/o Triumph Capital, L.P.                       Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds
237 Park Avenue                                 and Discover Brokerage Index Series; formerly Vice President,
New York, New York                              Bankers Trust Company and BT Capital Corporation (1984-1988);
                                                Director of various business organizations.

John L. Schroeder (68) .......................  Retired; Chairman of the Derivatives Committee and a Director or
Trustee                                         Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds
c/o Gordon Altman Butowsky                      and Discover Brokerage Index Series; Director of Citizens
Weitzen Shalov & Wein                           Utilities Company; formerly Executive Vice President and Chief
Counsel to the Independent Trustees             Investment Officer of the Home Insurance Company (August,
114 West 47th Street                            1991-September, 1995).
New York, New York

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------------  ------------------------------------------------------------------
Marc I. Stern* (54) ..........................  President and Director, TCW; Chairman and Director of the Adviser;
Trustee                                         Vice Chairman and Director of TCW Asset Management Company;
865 South Figueroa Street                       Executive Vice President and Director of Trust Company of the
Los Angeles, California                         West; Chairman and Director of the TCW Galileo Funds, Inc.;
                                                Trustee of the TCW/DW Funds; formerly President and Director of
                                                SunAmerica, Inc. (financial services company)(1988-1990); Director of Qualcomm, Incorporated (wireless communications); director or trustee of various not-for-profit organizations.

Mitchell M. Merin (45) .......................  President and Chief Operating Officer of Asset Management of MSDW
President                                       (since December, 1998); President and Director (since April, 1997)
Two World Trade Center                          and Chief Executive Officer (since June, 1998) of the Investment
New York, New York                              Manager and MSDW Services Company; Chairman, Chief Executive
                                                Officer and Director of the Distributor (since June, 1998);
                                                Chairman and Chief Executive Officer (since June, 1998) and
                                                Director (since January, 1998) of the Transfer Agent; Director of various MSDW subsidiaries; President of the Morgan Stanley Dean
                                                Witter Funds, the TCW/DW Funds and Discover Brokerage Index Series
                                                (since May, 1999); previously Chief Strategic Officer of the
                                                Investment Manager and MSDW Services Company and Executive Vice
                                                President of the Distributor (April, 1997-June, 1998), Vice
                                                President of the Morgan Stanley Dean Witter Funds, the TCW/DW
                                                Funds and Discover Brokerage Index Series (May, 1997-April, 1999),
                                                and Executive Vice President of Dean Witter, Discover & Co.

Barry Fink (44) ..............................  Senior Vice President (since March, 1997), Secretary and General
Vice President,                                 Counsel (since February, 1997) and Director (since July, 1998) of
Secretary and General Counsel                   the Manager and MSDW Advisors; Senior Vice President (since March,
Two World Trade Center                          1997) and Assistant Secretary and Assistant General Counsel (since
New York, New York                              February, 1997) of the Distributor; Assistant Secretary of Dean
                                                Witter Reynolds (since August, 1996); Vice President, Secretary and General Counsel of the TCW/DW Funds and the Morgan Stanley
                                                Dean Witter Funds (since February, 1997); Vice President,
                                                Secretary and General Counsel of Discover Brokerage Index Series;
                                                previously First Vice President (June, 1993-February, 1997), Vice
                                                President and Assistant Secretary and Assistant General Counsel of
                                                the Manager and MSDW Advisors and Assistant Secretary of the
                                                TCW/DW Funds and the Morgan Stanley Dean Witter Funds.

Robert M. Hanisee (60) .......................  Managing Director of the Adviser; Managing Director, Director of
Vice President                                  Research and Chairman of the Equity Policy Committee of Trust
865 South Figueroa Street                       Company of the West and TCW Asset Management Company.
Los Angeles, California

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------------  ------------------------------------------------------------------
Kevin A. Hunter (39) .........................  Managing Director of the Adviser, Trust Company of the West and
Vice President                                  TCW Asset Management Company.
865 South Figueroa Street
Los Angeles, California

Mark Attanasio (40) ..........................  Group Managing Director of TCW; formerly Co-Chief Executive
Vice President                                  Officer and Chief Portfolio Strategist of Crescent Capital
865 South Figueroa Street                       Corporation (April 1991-April 1995).
Los Angeles, California

Melissa Weiler (33) ..........................  Senior Vice President of the Adviser, Trust Company of the West
Vice President                                  and TCW Asset Management Company; formerly Vice President and
865 South Figueroa Street                       Portfolio Manager of Crescent Capital Management (an investment
Los Angeles, California                         adviser) (February, 1992-April 1995).

Thomas F. Caloia (53) ........................  First Vice President and Assistant Treasurer of the Manager and
Treasurer                                       MSDW Advisors; Treasurer of the TCW/DW Funds, the Morgan Stanley
Two World Trade Center                          Dean Witter Funds and Discover Brokerage Index Series.
New York, New York

------------
*Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Manager and MSDW Advisors and ROBERT
S. GIAMBRONE, Senior Vice President of the Manager, MSDW Advisors, the Distributor and the Transfer Agent and Director of the Transfer Agent are Vice Presidents of the Fund.

    In addition, FRANK BRUTTOMESSO, MARILYN K. CRANNEY, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Manager and MSDW Advisors, and TODD LEBO, Vice President and Assistant General Counsel of MSDW Advisors and the Manager, are Assistant Secretaries of the Fund.

    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustee, serve as members of the Derivatives Committee and the Insurance Committee.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR TCW/DW FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, the Chairman of the Derivatives and Insurance Committees additional annual fees of $500 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager, the Adviser or an affiliated company receive no compensation or expenses reimbursed from the Fund for their services as Trustee. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended January 31, 1999.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
John C. Argue.................................................      $5,600
Dr. Manuel H. Johnson.........................................       5,600
Michael E. Nugent.............................................       5,600
John L. Schroeder.............................................       5,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 11 TCW/DW Funds that were in operation at December 31, 1998, and, in the case of Messrs. Johnson, Nugent and Schroeder, the 85 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998; and, in the case of Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. With respect to Messrs. Johnson, Nugent and Schroeder, the Morgan Stanley Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Morgan Stanley Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. are included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Advisor to those investment companies. Effective May 1, 1999, Dr. Johnson serves as Chairman of the Audit Committee.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    TOTAL CASH
                                                                   COMPENSATION
                                                                   FOR SERVICES
                               FOR SERVICE                              TO
                              AS DIRECTOR OR                         85 MORGAN
                               TRUSTEE AND       FOR SERVICE AS    STANLEY DEAN
                             COMMITTEE MEMBER     TRUSTEE AND      WITTER FUNDS
                               OF 85 MORGAN     COMMITTEE MEMBER      AND 11
NAME OF                        STANLEY DEAN       OF 11 TCW/DW        TCW/DW
INDEPENDENT TRUSTEE            WITTER FUNDS          FUNDS             FUNDS
---------------------------  ----------------   ----------------   -------------
John C. Argue..............       --                 62,331          $ 62,331
Dr. Manuel H. Johnson......      $128,400            62,331           190,731
Michael E. Nugent..........       132,450            62,131           194,581
John L. Schroeder..........       132,450            64,731           197,181

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 56 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the

------------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses of the Fund, but are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to Messrs. Johnson, Nugent and Schroeder by the 55 Morgan Stanley Dean Witter Funds for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                                 FOR ALL ADOPTING FUNDS                         ESTIMATED
                                            ---------------------------------    RETIREMENT       ANNUAL
                                               ESTIMATED                          BENEFITS       BENEFITS
                                               CREDITED                          ACCRUED AS        UPON
                                                 YEARS           ESTIMATED        EXPENSES      RETIREMENT
                                             OF SERVICE AT     PERCENTAGE OF       BY ALL        FROM ALL
                                              RETIREMENT         ELIGIBLE         ADOPTING       ADOPTING
NAME OF INDEPENDENT TRUSTEE                  (MAXIMUM 10)      COMPENSATION        FUNDS         FUNDS(2)
------------------------------------------  ---------------   ---------------   ------------   ------------
Dr. Manuel H. Johnson.....................          10             60.44%       $ 14,047       $ 52,250
Michael E. Nugent.........................          10             60.44          25,336         52,250
John L. Schroeder.........................           8             50.37          45,117         44,343

------------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following persons owned 5% or more of the outstanding shares of Class A of the Fund on May 1, 1999: Morgan Stanley Dean Witter Advisors Inc., Attn. Maurice Bendrihem, 2 World Trade Center, 73rd Floor, New York, New York 10048-0203--10.9%, Dean Witter Reynolds as custodian for Rick D. Schwab, IRA Rollover dated 11/05/97, 959 St. Catherines Drive, Wake Forest, NC 27587-6642--5.4%, William Berzak Guardianship, Harvey Meyerson, 160 Overlook Ave. 15-A, Hackensack, NJ 07601-2287--9.5%, Dean Witter Reynolds as custodian for Minoru Namekata, IRA STD/Rollover dated 06/25/92, 230 Bel Air Court, Turlock, CA 95380-3257--7.1%, Ann L. Glynn, 203 Melbury Road, Babylon, NY 11702-3309--15.8%, Kenneth R. Gometz as trustee for Gometz DDS PC DEF BEN PL, dated 07/01/82, 7004 N. 23rd St., Phoenix, AZ 85020-5611--7.9%, Dean Witter
Reynolds as custodian for Georgia L. Klein, IRA standard, dated 04/10/89, 26881 Mirlo Circle, San Juan Capistrano, CA 92691-6225--8.7%. The following owned 5% or more of the Outstanding shares of Class D of the Fund on May 1, 1999: Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center, 73rd Floor, New York, NY 10048-0203--99.8%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. MANAGEMENT, INVESTMENT ADVICE AND OTHER SERVICES
--------------------------------------------------------------------------------

A. MANAGER

    The Manager to the Fund is Morgan Stanley Dean Witter Services Company, a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation. Morgan Stanley Dean Witter Advisors is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to a Management Agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. The Fund pays the Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% of the portion of daily net assets not exceeding $500 million; and 0.42% of the portion of daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended January 31, 1997, 1998 and 1999, the Manager accrued total compensation under the Management Agreement in the amounts of $260,240, $275,518 and $265,123, respectively.

B. THE ADVISER

    The Adviser to the Fund is TCW Funds Management, Inc., a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

    Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% of the portion of daily net assets not exceeding $500 million; and 0.28% of the portion of daily net assets exceeding $500 million. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended January 31, 1997, 1998 and 1999, the Adviser accrued total compensation under the Advisory Agreement in the amounts of $173,493, $183,678 and $176,749, respectively.

    Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

C. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

D. SERVICES PROVIDED BY THE MANAGER, THE ADVISER AND FUND EXPENSES PAID BY THIRD PARTIES

    Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees. At a meeting held on April 22, 1999, the Board of Trustees, including the Independent Trustees, approved continuance of the Management Agreement until April 30, 2000 or until such time as a new investment advisory arrangements are put in place.

    Under the terms of the Advisory Agreement, the Adviser invests the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

    The Advisory Agreement will continue from year to year provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At a meeting held on April 22, 1999, the Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory Agreement until April 30, 2000 or until such time as new advisory arrangements are in place.

    Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the

Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

E. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

F. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C, respectively.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                                1999                       1998                       1997
                                       -----------------------    -----------------------    -----------------------
Class A............................    FSCs:(1)       $    637    FSCs:          $    808    FSCs:            N/A   (2)
                                       CDSCs:         $      0    CDSCs:         $      0    CDSCs:           N/A
Class B............................    CDSCs:         $ 38,754    CDSCs:         $  7,489    CDSCs:           N/A   (2)
Class C............................    CDSCs:         $  4,717    CDSCs:         $    356    CDSCs:           N/A   (3)

------------------------
(1)  FSCs apply to Class A only.

(2)  This Class commenced operations on July 28, 1997.

(3) This Class did not impose a CDSC during the fiscal year ended January 31, 1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended January 31, 1999, of $57,262. This amount is equal to 0.75% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended January 31, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $139 and $379,492, respectively, which amounts are equal to 0.23% and 0.74% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), MSDW Advisors compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in MSDW Advisors' mutual fund asset allocation program, the MSDW Advisors compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in MSDW Advisors' mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $346,890 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 61.60% ($213,663)--advertising and promotional expenses; (ii) 2.21% ($7,683)--printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 36.19% ($125,544)--other expenses, including the gross sales credit and the carrying charge, of which 0.43% ($537) represents carrying charges, 40.73% ($51,128) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 58.84% ($73,879) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended January 31, 1999 were service fees. The remainder of the amounts accrued to Class C for distribution during the fiscal year ended January 31, 1999 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $221,765 as of January 31, 1999 (the end of the Fund's fiscal year), which was equal to 2.49% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the

Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $5,305 in the case of Class C at December 31, 1998 (the end of the calendar year), which amount was equal to 0.01% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Manager, Dean Witter Reynolds, MSDW Advisors or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

G. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended January 31, 1997, 1998 and 1999, the Fund paid a total of $10,668, $11,602 and $15,685, respectively, in brokerage commissions.

B. COMMISSIONS

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended January 31, 1997, 1998 and 1999, there were no brokerage fees paid to Dean Witter Reynolds. During the period June 1, 1997 through January 31, 1998 and during the fiscal year ended January 31, 1999, the Fund paid a total of $1,283 and $0, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended January 31, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Adviser currently serves as investment advisor to a number of clients, including other investment companies, and may in the future act as investment advisor to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

D. DIRECTED BROKERAGE

    During the fiscal year ended January 31, 1999, the Fund paid $2,547 in brokerage commissions in connection with transactions in the aggregate amount of $895,005 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended January 31, 1999, the Fund purchased a convertible bond and convertible preferred stocks issued by Merrill Lynch & Co. Inc. and held a convertible bond and convertible preferred stocks issued by Merrill Lynch & Co., Inc. which issuer was among the ten brokers or dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 1999, the Fund held a convertible bond and convertible preferred stocks issued by Merrill Lynch & Co. Inc. with market values of $576,900 and $250,125, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other TCW/DW Multi-Class Fund, any shares of TCW/DW North American Government Income Trust or any shares of five Morgan Stanley Dean Witter money market funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously offered TCW/DW Multi-Class Fund, any shares of TCW/DW North American Government Income Trust or any shares of five Morgan Stanley Dean Witter money market funds and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Management, Investment Advice and Other Services--F. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Taxpayer Relief Act of 1997 reduced the maximum tax on long-term capital gains applicable to individuals from 28% to 20%.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of any other continuously offered TCW/DW Multi-Class Fund, TCW/DW North American Government Income Trust or five money market funds for which Morgan

Stanley Dean Witter Advisors Inc. serves as investment manager are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans".

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class C for the one year, five year and the life of the Fund (which commenced on March 31, 1993) periods ended January 31, 1999 were 7.83%, 9.88% and 11.04%, respectively. The average annual total returns of Class A for the fiscal year ended January 31, 1999 and for the period July 28, 1997 (inception of the Class) through January 31, 1999 were 4.80% and 7.23%, respectively. The average annual total returns of Class B for the fiscal year ended January 31, 1999 and for the period July 28, 1997 (inception of the Class) through January 31, 1999 were 3.92% and 7.33%, respectively. The average annual total returns of Class D for the fiscal year ended January 31, 1999 and for the period July 28, 1997 (inception of the Class) through January 31, 1999 were 9.64% and 10.60%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class C for the one year, five year and the life of the Fund (which commenced on March 31, 1993) periods ended January 31, 1999 were 8.81%, 9.88% and 11.04%, respectively. The average annual total returns of Class A for the fiscal year ended January 31, 1999 and for the period July 28, 1997 through January 31, 1999 were 9.45% and 10.35%, respectively. The average annual total returns of Class B for the fiscal year ended January 31, 1999 and for the period July 28, 1997 through January 31, 1999 were 8.85% and 9.79%, respectively. The average annual total returns of Class D for the fiscal year ended January 31, 1999 and for the period July 28, 1997 through January 31, 1999 were 9.64% and 10.60%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class C for the one year, five year and the life of the Fund (which commenced on March 31, 1993) periods ended January 31, 1999 were 8.81%, 60.18% and 84.30%, respectively. The total returns of Class A for the fiscal year ended January 31, 1999 and for the period July 28, 1997 through January 31, 1999 were 9.45% and 16.04%, respectively. The total returns of Class B for the fiscal year ended January 31, 1999 and for the period July 28, 1997 through January 31, 1999 were 8.85% and 15.16%, respectively. The total returns of Class D for the fiscal year ended January 31, 1999 and for the period July 28, 1997 through January 31, 1999 were 9.64% and 16.44%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at January 31, 1999:

                                                                                  INVESTMENT AT INCEPTION OF:
                                                                   INCEPTION   ---------------------------------
CLASS                                                                DATE:      $10,000    $50,000    $100,000
-----------------------------------------------------------------  ----------  ---------  ---------  -----------
Class A..........................................................     7/28/97  $  11,112  $  55,994  $   112,859
Class B..........................................................     7/28/97     11,516     57,580      115,160
Class C..........................................................     3/31/93     18,430     92,150      184,300
Class D..........................................................     7/28/97     11,644     58,220      116,440

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended January 31, 1999 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS are included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           CONVERTIBLE BONDS (40.7%)
           AEROSPACE (0.5%)
$    345   Hexcel Corp.................................................   7.00%   08/01/03  $   310,500
                                                                                            -----------
           ASSISTED LIVING SERVICES (2.8%)
     580   Alternative Living Services, Inc............................   5.25    12/15/02      635,465
     350   Assisted Living Concepts, Inc...............................   6.00    11/01/02      282,625
     360   Assisted Living Concepts, Inc. - 144A*......................   5.625   05/01/03      288,000
     145   Sunrise Assisted Living, Inc................................   5.50    06/15/02      182,616
     145   Sunrise Assisted Living, Inc. - 144A*.......................   5.50    06/15/02      182,616
                                                                                            -----------
                                                                                              1,571,322
                                                                                            -----------
           AUTO PARTS: O.E.M. (1.1%)
     300   Magna International, Inc. - 144A* (Canada)..................   4.875   02/15/05      305,439
     300   Tower Automotive, Inc. - 144A*..............................   5.00    08/01/04      339,000
                                                                                            -----------
                                                                                                644,439
                                                                                            -----------
           BIOTECHNOLOGY (2.3%)
     810   Athena Neurosciences, Inc. - 144A*..........................   4.75    11/15/04      935,671
     165   Centocor, Inc...............................................   4.75    02/15/05      173,611
     180   Centocor, Inc. - 144A*......................................   4.75    02/15/05      189,394
                                                                                            -----------
                                                                                              1,298,676
                                                                                            -----------
           BOOKS/MAGAZINES (1.0%)
     895   News America Holdings, Inc..................................   0.00    03/11/13      566,848
                                                                                            -----------
           BROADCASTING (2.9%)
   1,400   Clear Channel Communications, Inc...........................   2.625   04/01/03    1,632,064
                                                                                            -----------
           COMPUTER COMMUNICATIONS (1.5%)
     115   Adaptec, Inc................................................   4.75    02/01/04       95,572
     265   Adaptec, Inc. - 144A*.......................................   4.75    02/01/04      220,231
     380   Comverse Technology, Inc. - 144A*...........................   4.50    07/01/05      549,043
                                                                                            -----------
                                                                                                864,846
                                                                                            -----------
           COMPUTER SOFTWARE (1.4%)
     350   Hyperion Solutions Corp.....................................   4.50    03/15/05      261,149
     260   Network Associates, Inc.....................................   0.00    02/13/18      133,429
     745   Network Associates, Inc. - 144A*............................   0.00    02/13/18      382,327
                                                                                            -----------
                                                                                                776,905
                                                                                            -----------
           CONTRACT DRILLING (0.7%)
     440   Diamond Offshore Drilling, Inc..............................   3.75    02/15/07      409,820
                                                                                            -----------
           DISCOUNT CHAINS (1.8%)
   1,045   Costco Companies, Inc. - 144A*..............................   0.00    08/19/17    1,006,042
                                                                                            -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.5%)
     370   Metamor Worldwide, Inc......................................   2.94    08/15/04      315,654
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           E.D.P. PERIPHERALS (0.7%)
$  1,280   Western Digital Corp........................................   0.00%   02/18/18  $   392,000
                                                                                            -----------
           ELECTRONIC COMPONENTS (1.6%)
   1,925   Solectron Corp. - 144A*.....................................   0.00    01/27/19      909,389
                                                                                            -----------
           ELECTRONIC DISTRIBUTORS (1.2%)
     525   Safeguard Scientifics, Inc. - 144A*.........................   6.00    02/01/06      696,609
                                                                                            -----------
           ENTERTAINMENT & LEISURE (0.9%)
     180   Action Performance Companies - 144A*........................   4.75    04/01/05      208,541
     255   Speedway Motorsports, Inc...................................   5.75    09/30/03      279,743
                                                                                            -----------
                                                                                                488,284
                                                                                            -----------
           FINANCE COMPANIES (1.6%)
     890   Elan Finance Corp. - 144A*..................................   0.00    12/14/18      500,376
     295   Xerox Credit Corp...........................................   2.875   07/01/02      388,781
                                                                                            -----------
                                                                                                889,157
                                                                                            -----------
           INSURANCE (3.2%)
     285   American International Group, Inc...........................   2.25    07/30/04      374,687
     845   Berkshire Hathaway, Inc. (exchangeable into Citigroup, Inc.
             common stock).............................................   1.00    12/02/01    1,449,378
                                                                                            -----------
                                                                                              1,824,065
                                                                                            -----------
           INTERNATIONAL BANKS (0.7%)
     430   UBS AG Stamford.............................................   0.00    12/11/03      409,575
                                                                                            -----------
           INVESTMENT BANKERS/BROKERS/SERVICES (1.5%)
     360   Merrill Lynch & Co., Inc....................................   0.00    02/02/05      576,900
     285   Morgan Stanley Group, Inc.+ (exchangeable into Boeing Co.
             common stock).............................................   0.00    09/30/00      270,573
                                                                                            -----------
                                                                                                847,473
                                                                                            -----------
           MOTOR VEHICLES (0.5%)
     250   Blue Bird Body Co. (Series B)...............................  10.75    11/15/06      261,250
                                                                                            -----------
           OTHER CONSUMER SERVICES (0.5%)
     345   Interim Services Inc........................................   4.50    06/01/05      301,951
                                                                                            -----------
           OTHER PHARMACEUTICALS (1.9%)
     955   Sepracor, Inc. - 144A*......................................   7.00    12/15/05    1,104,601
                                                                                            -----------
           POLLUTION CONTROL EQUIPMENT (1.0%)
     600   U.S. Filter Corp............................................   4.50    12/15/01      573,588
                                                                                            -----------
           SEMICONDUCTORS (1.9%)
     480   Level One Communications, Inc...............................   4.00    09/01/04      762,710
     310   ST Microelectronics N.V.....................................   0.00    06/10/08      315,620
                                                                                            -----------
                                                                                              1,078,330
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           SERVICES TO THE HEALTH INDUSTRY (4.0%)
$    800   Concentra Managed Care, Inc. - 144A*........................   4.50%   03/15/03  $   643,544
     190   Omnicare, Inc...............................................   5.00    12/01/07      193,211
     545   Omnicare, Inc. - 144A*......................................   5.00    12/01/07      554,211
     250   Quadramed Corp..............................................   5.25    05/01/05      257,538
      50   Quadramed Corp. - 144A*.....................................   5.25    05/01/05       51,508
     265   Quintiles Transnational Corp................................   4.25    05/31/00      347,025
     160   Quintiles Transnational Corp. - 144A*.......................   4.25    05/31/00      209,525
                                                                                            -----------
                                                                                              2,256,562
                                                                                            -----------
           TELECOMMUNICATIONS (1.5%)
     445   Bell Atlantic Financial Services - 144A* (exchangeable into
             Cable & Wireless Communications common stock).............   4.25    09/15/05      513,085
     310   Tele-Communications International, Inc......................   4.50    02/15/06      358,050
                                                                                            -----------
                                                                                                871,135
                                                                                            -----------
           WASTE MANAGEMENT (1.5%)
     700   Waste Management, Inc.......................................   4.00    02/01/02      882,875
                                                                                            -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $20,639,328)..................................................   23,183,960
                                                                                            -----------

           CORPORATE BONDS (40.3%)
           ADVERTISING (1.5%)
     100   Ackerley Group, Inc. - 144A*................................   9.00    01/15/09      104,000
     500   Adams Outdoor Advertising, L.P..............................  10.75    03/15/06      543,750
     145   Outdoor Communications, Inc.................................   9.25    08/15/07      157,687
      25   Outdoor Systems, Inc........................................   8.875   06/15/07       26,812
                                                                                            -----------
                                                                                                832,249
                                                                                            -----------
           AEROSPACE (0.5%)
     140   BE Aerospace, Inc. (Series B)...............................   8.00    03/01/08      137,900
     125   Wyman-Gordon Co.............................................   8.00    12/15/07      124,687
                                                                                            -----------
                                                                                                262,587
                                                                                            -----------
           AIR FREIGHT/DELIVERY SERVICES (0.1%)
      75   Atlas Air, Inc..............................................  10.75    08/01/05       79,500
                                                                                            -----------
           AUTO PARTS: O.E.M. (0.7%)
     250   Hayes Lemmerz International, Inc. - 144A*...................   8.25    12/15/08      253,125
      25   Hayes Wheels International, Inc. (Series B).................   9.125   07/15/07       26,375
     100   Hayes Wheels International, Inc. (Series B*)................   9.125   07/15/07      105,750
                                                                                            -----------
                                                                                                385,250
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           BEVERAGES - NON-ALCOHOLIC (0.3%)
$    165   Cott Corp. (Canada).........................................   9.375%  07/01/05  $   150,150
                                                                                            -----------
           BOOKS/MAGAZINES (1.4%)
      75   American Media Operations, Inc..............................  11.625   11/15/04       78,750
     425   Garden State Newspapers (Series B)..........................   8.75    10/01/09      435,625
      50   Primedia, Inc...............................................   7.625   04/01/08       50,000
     250   Von Hoffman Press, Inc. - 144A*.............................  10.375   05/15/07      257,187
                                                                                            -----------
                                                                                                821,562
                                                                                            -----------
           BROADCASTING (0.8%)
      50   Chancellor Media Corp.......................................   9.375   10/01/04       53,000
     100   Chancellor Media Corp.......................................   9.00    10/01/08      110,250
     275   STC Broadcasting, Inc.......................................  11.00    03/15/07      290,125
                                                                                            -----------
                                                                                                453,375
                                                                                            -----------
           BUILDING MATERIALS (1.0%)
     225   American Standard Co........................................   7.375   02/01/08      226,125
     250   Atrium Companies, Inc.......................................  10.50    11/15/06      253,125
      50   MDC Holdings, Inc...........................................   8.375   02/01/08       49,687
      50   Standard Pacific Corp. (Series A)...........................   8.00    02/15/08       48,750
                                                                                            -----------
                                                                                                577,687
                                                                                            -----------
           CABLE TELEVISION (2.6%)
     150   Adelphia Communications Corp. (Series B)....................   9.25    10/01/02      159,000
     100   Adelphia Communications Corp. (Series B)....................   8.375   02/01/08      105,125
      75   Century Communications......................................   9.50    03/01/05       84,187
      75   Century Communications......................................   8.75    10/01/07       82,687
     150   Classic Cable Inc. - 144A*..................................   9.875   08/01/08      157,500
      25   CSC Holdings, Inc...........................................   9.875   05/15/06       27,437
     400   CSC Holdings, Inc...........................................   7.25    07/15/08      415,516
     125   CSC Holdings, Inc...........................................   7.625   07/15/18      129,051
      50   CSC Holdings, Inc. (Series B)...............................   8.125   08/15/09       55,160
     250   Echostar DBS Corp. - 144A*..................................   9.375   02/01/09      256,875
                                                                                            -----------
                                                                                              1,472,538
                                                                                            -----------
           CANADIAN OIL & GAS (0.1%)
      50   Gulf Canada Resources Ltd...................................   9.25    01/15/04       49,982
                                                                                            -----------
           CASINO/GAMBLING (1.9%)
     200   Boyd Gaming Corp............................................   9.25    10/01/03      209,000
     325   Hard Rock Hotel, Inc........................................   9.25    04/01/05      324,188
     275   Park Place Entertainment - 144A*............................   7.875   12/15/05      275,000
      75   Station Casinos, Inc........................................  10.125   03/15/06       79,688
     175   Station Casinos, Inc........................................   9.75    04/15/07      184,188
                                                                                            -----------
                                                                                              1,072,064
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           CONSUMER SPECIALTIES (0.2%)
$    125   Scotts Co. - 144A*..........................................   8.625%  01/15/09  $   129,375
                                                                                            -----------
           CONSUMER SUNDRIES (0.8%)
     350   Packaged Ice, Inc. (Series B)...............................   9.75    02/01/05      362,250
     100   Protection One, Inc.........................................   7.375   08/15/05      101,346
                                                                                            -----------
                                                                                                463,596
                                                                                            -----------
           CONSUMER/BUSINESS SERVICES (1.6%)
      75   American Business Information, Inc. - 144A*.................   9.50    06/15/08       63,750
      75   Coinmach Corp. (Series D)...................................  11.75    11/15/05       82,875
      75   Pierce Leahy Command Co.....................................   8.125   05/15/08       75,000
     325   Rental Service Corp.........................................   9.00    05/15/08      325,000
     350   Safety-Kleen Services.......................................   9.25    06/01/08      364,000
                                                                                            -----------
                                                                                                910,625
                                                                                            -----------
           CONTAINERS/PACKAGING (2.7%)
     250   Ball Corp. - 144A*..........................................   7.75    08/01/06      262,500
     125   Ball Corp. - 144A*..........................................   8.25    08/01/08      131,563
     100   Consumers Packaging, Inc. - 144A*...........................   9.75    02/01/07      102,000
     275   Huntsman Packaging Corp.....................................   9.125   10/01/07      275,000
     275   Plastic Containers, Inc. (Series B).........................  10.00    12/15/06      287,031
     225   Riverwood International Corp................................  10.625   08/01/07      228,375
     225   U.S. Can Corp...............................................  10.125   10/15/06      237,375
                                                                                            -----------
                                                                                              1,523,844
                                                                                            -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.6%)
     250   Iron Mountain, Inc..........................................  10.125   10/01/06      272,500
      75   Iron Mountain, Inc..........................................   8.75    09/30/09       78,000
                                                                                            -----------
                                                                                                350,500
                                                                                            -----------
           DIVERSIFIED MANUFACTURING (1.3%)
     200   Ametek Inc..................................................   7.20    07/15/08      200,548
      60   GSI Group Inc...............................................  10.25    11/01/07       42,000
     200   Insilco Corp. (Units) - 144A*++.............................  12.00    08/15/07      196,000
     200   International Wire Group (Series B).........................  11.75    06/01/05      213,000
     100   Mark IV Industries, Inc.....................................   7.75    04/01/06       97,740
                                                                                            -----------
                                                                                                749,288
                                                                                            -----------
           ELECTRONIC COMPONENTS (0.9%)
     335   Communications & Power Industries, Inc. (Series B)..........  12.00    08/01/05      355,938
     175   Viasystems, Inc.............................................   9.75    06/01/07      164,500
                                                                                            -----------
                                                                                                520,438
                                                                                            -----------
           ENTERTAINMENT & LEISURE (0.1%)
      75   Carmike Cinemas, Inc. - 144A*...............................   9.375   02/01/09       76,125
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           FINANCE COMPANIES (0.1%)
$     65   Nationwide Credit, Inc......................................  10.25%   01/15/08  $    50,050
                                                                                            -----------
           FINANCIAL SERVICES (0.1%)
      75   Golden State Holdings.......................................   7.125   08/01/05       74,090
                                                                                            -----------
           FOOD CHAINS (0.2%)
     125   Jitney-Jungle Stores of America, Inc........................  10.375   09/15/07      134,375
                                                                                            -----------
           FOOD DISTRIBUTORS (0.1%)
      75   Di Giorgio Corp.............................................  10.00    06/15/07       70,125
                                                                                            -----------
           FOREST PRODUCTS (0.9%)
     460   Tembec Finance Corp.........................................   9.875   09/30/05      483,000
                                                                                            -----------
           HOME FURNISHINGS (0.9%)
     300   Home Interiors & Gifts......................................  10.125   06/01/08      300,000
     200   Westpoint Stevens, Inc......................................   7.875   06/15/08      206,500
                                                                                            -----------
                                                                                                506,500
                                                                                            -----------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
     100   Tenet Healthcare Corp. - 144A*..............................   8.125   12/01/08      102,750
                                                                                            -----------
           HOTELS/RESORTS (0.8%)
      75   HMH Properties, Inc. (Series B).............................   7.875   08/01/08       72,750
      50   Signature Resorts, Inc......................................   9.25    05/15/06       46,500
     400   Starwood Hotels & Resorts...................................   7.375   11/15/15      334,256
                                                                                            -----------
                                                                                                453,506
                                                                                            -----------
           INDUSTRIAL SPECIALTIES (0.1%)
      50   Foamex L.P..................................................   9.875   06/15/07       52,000
                                                                                            -----------
           INTERNET SERVICES (1.9%)
     825   Verio Inc...................................................  10.375   04/01/05      849,750
     200   Verio Inc. - 144A*..........................................  11.25    12/01/08      212,000
                                                                                            -----------
                                                                                              1,061,750
                                                                                            -----------
           MAJOR CHEMICALS (1.0%)
      85   Geo Specialty Chemicals - 144A*.............................  10.125   08/01/08       83,725
     100   Polymer Group Inc. (Series B)...............................   8.75    03/01/08       99,000
     375   Texas Petrochemicals Corp...................................  11.125   07/01/06      367,500
                                                                                            -----------
                                                                                                550,225
                                                                                            -----------
           MEDICAL SPECIALTIES (0.5%)
     260   Dade International, Inc. (Series B).........................  11.125   05/01/06      288,600
                                                                                            -----------
           METALS FABRICATIONS (0.2%)
     100   Neenah Corp. - 144A*........................................  11.125   05/01/07      104,000
                                                                                            -----------
           OIL & GAS PRODUCTION (0.4%)
     275   Magnum Hunter Resources, Inc................................  10.00    06/01/07      233,750
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           OTHER METALS/MINERALS (0.6%)
$    100   Golden Northwest Aluminum - 144A*...........................  12.00%   12/15/06  $   101,000
     125   Metal Management, Inc.......................................  10.00    05/15/08       73,750
     175   P&L Coal Holdings Corp. (Series B)..........................   8.875   05/15/08      180,906
                                                                                            -----------
                                                                                                355,656
                                                                                            -----------
           OTHER TELECOMMUNICATIONS (1.9%)
     150   Intermedia Communications, Inc. (Series B)..................   8.875   11/01/07      145,500
     225   Intermedia Communications, Inc. (Series B)..................   8.50    01/15/08      214,875
     225   MasTec, Inc. (Series B).....................................   7.75    02/01/08      220,500
     340   NEXTLINK Communications, Inc................................   9.625   10/01/07      333,200
     150   NEXTLINK Communications, Inc. - 144A*.......................  10.75    11/15/08      156,000
                                                                                            -----------
                                                                                              1,070,075
                                                                                            -----------
           PACKAGED GOODS/COSMETICS (0.3%)
     150   Revlon Consumer Products, Inc...............................   8.125   02/01/06      142,500
                                                                                            -----------
           PACKAGED FOODS (0.9%)
     475   International Home Foods, Inc...............................  10.375   11/01/06      516,563
                                                                                            -----------
           PAPER (0.8%)
     125   Paperboard Industrial International, Inc....................   8.375   09/15/07      123,125
     300   Stone Container Corp........................................  10.75    10/01/02      312,375
                                                                                            -----------
                                                                                                435,500
                                                                                            -----------
           PRINTING/FORMS (0.1%)
      75   Big Flower Press Holdings - 144A*...........................   8.625   12/01/08       76,875
                                                                                            -----------
           REAL ESTATE (0.5%)
     300   Forest City Enterprises, Inc................................   8.50    03/15/08      301,500
                                                                                            -----------
           RENTAL/LEASING COMPANIES (0.7%)
     100   Anthony Crane Rentals - 144A*...............................  10.375   08/01/08       95,000
     290   Williams Scotsman, Inc......................................   9.875   06/01/07      301,600
                                                                                            -----------
                                                                                                396,600
                                                                                            -----------
           RESTAURANTS (0.4%)
     105   American Restaurant Group, Inc. - 144A*.....................  11.50    02/15/03       94,500
     150   Perkins Family Restaurants, L.P. (Series B).................  10.125   12/15/07      160,500
                                                                                            -----------
                                                                                                255,000
                                                                                            -----------
           RETAIL - SPECIALTY (2.6%)
     225   Boyds Collection Ltd. - 144A*...............................   9.00    05/15/08      239,625
     246   Guitar Center Management....................................  11.00    07/01/06      260,453
     575   Michaels Stores, Inc........................................  10.875   06/15/06      609,500

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
$    100   Mrs. Fields Original Cookies - 144A*........................  10.125%  12/01/04  $    96,000
     110   Purina Mills, Inc...........................................   9.00    03/15/10      106,700
     175   Zale Corp. (Series B).......................................   8.50    10/01/07      175,000
                                                                                            -----------
                                                                                              1,487,278
                                                                                            -----------
           SERVICES TO THE HEALTH INDUSTRY (0.8%)
     255   Integrated Health Services (Series A).......................   9.50    09/15/07      244,800
     225   Prime Medical Services Inc..................................   8.75    04/01/08      218,250
                                                                                            -----------
                                                                                                463,050
                                                                                            -----------
           SMALLER BANKS (0.3%)
      50   Chevy Chase Savings Bank....................................   9.25    12/01/05       50,500
     100   Chevy Chase Savings Bank, F.S.B.............................   9.25    12/01/08      100,500
                                                                                            -----------
                                                                                                151,000
                                                                                            -----------
           TELECOMMUNICATIONS (2.6%)
     405   Jordan Telecom Products (Series B)..........................   9.875   08/01/07      400,950
      75   Jordan Telecom Products (Series B)..........................   0.00    08/01/07       57,750
     425   Level 3 Communications, Inc.................................   9.125   05/01/08      422,875
      75   Metronet Communications.....................................  12.00    08/15/07       84,563
      75   Metronet Communications - 144A*.............................  10.625   11/01/08       81,750
      50   Qwest Communications International, Inc. - 144A*............   7.50    11/01/08       52,750
     200   Qwest Communications International, Inc. - 144A*............   7.25    11/01/08      208,000
      55   RCN Corp....................................................  10.00    10/15/07       51,838
     125   RCN Corp....................................................   0.00    10/15/07       71,875
      50   Worldwide Fiber, Inc. - 144A*...............................  12.50    12/15/05       51,375
                                                                                            -----------
                                                                                              1,483,726
                                                                                            -----------
           TELECOMMUNICATIONS EQUIPMENT (0.1%)
     125   SBA Communications Corp.....................................           03/01/08       75,313
                                                                                            -----------
           UTILITIES (1.1%)
      50   Cal Energy Co., Inc.........................................   7.63    10/15/07       54,469
     100   CMS Energy Corp.............................................   7.50    01/15/09      102,757
     150   Niagara Mohawk Power (Series F).............................   7.625   10/01/05      158,499
     175   Niagara Mohawk Power (Series G).............................   7.75    10/01/08      195,164
     125   Niagara Mohawk Power (Series H).............................   0.00    07/01/10      100,716
                                                                                            -----------
                                                                                                611,605
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-------------------------------------------------------------------------------------------------------
           WIRELESS COMMUNICATIONS (0.1%)
$     60   Paging Network, Inc.........................................  10.125%  08/01/07  $    57,300
      20   Paging Network, Inc.........................................  10.00    10/15/08       19,000
                                                                                            -----------
                                                                                                 76,300
                                                                                            -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $22,808,284)..................................................   22,943,997
                                                                                            -----------

NUMBER OF
 SHARES
---------
           CONVERTIBLE PREFERRED STOCKS (16.7%)
           BOOKS/MAGAZINES (0.7%)
  15,200   Reader's Digest Association, Inc $1.93.........................................      426,550
                                                                                            -----------
           CABLE TELEVISION (1.8%)
   5,900   MediaOne Group, Inc. $2.25.....................................................      654,900
   4,600   MediaOne Group, Inc. $3.63 (exchangeable into AirTouch Communications, Inc.
             common stock)................................................................      378,350
                                                                                            -----------
                                                                                              1,033,250
                                                                                            -----------
           CONSUMER/BUSINESS SERVICES (0.3%)
   6,000   Vanstar Financing Trust $3.375 - 144A*.........................................      153,618
                                                                                            -----------
           CONTAINERS/PACKAGING (0.7%)
   7,200   Sealed Air Corp. (Series A) $2.00..............................................      382,500
                                                                                            -----------
           DISCOUNT CHAINS (1.8%)
  13,000   Dollar General $3.35 (STRYPES).................................................      494,000
   8,300   Kmart Financing I $3.875.......................................................      520,825
                                                                                            -----------
                                                                                              1,014,825
                                                                                            -----------
           ELECTRIC UTILITIES (2.7%)
  14,200   Houston Industries, Inc. $3.29 (exchangeable into Time Warner common stock)....    1,510,525
                                                                                            -----------
           INSURANCE (0.2%)
   9,500   Philadelphia Consolidated Holding Co. $0.70....................................       95,000
                                                                                            -----------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.4%)
  23,000   Merrill Lynch & Co., Inc. $5.75 (STRIDES) (exchangeable into Lucent
             Technologies, Inc. common stock).............................................      250,125
                                                                                            -----------
           MEDICAL/NURSING SERVICES (0.5%)
   6,600   Laboratory Corp. of America (Series A) $4.25...................................      300,300
                                                                                            -----------
           MILITARY/GOV'T/TECHNICAL (0.8%)
   7,600   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)...................      461,578
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------
           OTHER CONSUMER SERVICES (1.7%)
   3,700   Cendant Corp. $0.65............................................................  $   114,236
  22,300   Cendant Corp. $3.75............................................................      848,794
                                                                                            -----------
                                                                                                963,030
                                                                                            -----------
           RAILROADS (1.0%)
  12,000   Union Pacific Capital Trust $3.125 - 144A*.....................................      595,872
                                                                                            -----------
           REAL ESTATE INVESTMENT TRUST (0.7%)
   5,500   Host Marriott Financial Trust $3.375...........................................      215,936
   4,900   Host Marriott Financial Trust $3.375 - 144A*...................................      192,379
                                                                                            -----------
                                                                                                408,315
                                                                                            -----------
           RENTAL/LEASING COMPANIES (1.0%)
  10,900   United Rentals Trust $3.25 - 144A*.............................................      547,725
                                                                                            -----------
           SMALLER BANKS (1.8%)
  11,500   CNB Capital Trust $1.50........................................................      305,469
  11,600   National Australia Bank, Ltd. $1.97 (Australia) (Units)++......................      352,350
  11,700   WBK Trust $3.135 (STRYPES).....................................................      380,250
                                                                                            -----------
                                                                                              1,038,069
                                                                                            -----------
           TRANSPORTATION (0.6%)
  10,800   Laidlaw One, Inc. $1.22 (Canada) (exchangeable into United States Filter common
             stock).......................................................................      322,650
                                                                                            -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $8,030,024)...................................................    9,503,932
                                                                                            -----------

           COMMON STOCK (0.0%)
           CASINO/GAMBLING
   4,685   Fitzgerald Gaming Corp. - 144A* (a)
             (IDENTIFIED COST $21,129)....................................................        2,343
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON  MATURITY
THOUSANDS                                                                          RATE      DATE       VALUE
-----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.5%)
             REPURCHASE AGREEMENT
$     257    The Bank of New York (dated 01/29/99; proceeds $257,274) (b)
               (IDENTIFIED COST $257,174)........................................          02/01/99  $    257,174
                                                                                                     ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $51,755,939) (C)..........................................................   98.2 %   55,891,406

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    1.8      1,037,584
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 56,928,990
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

STRIDES  Stock return income debt securities.
STRYPES  Structured yield product exchangeable for stock.
   *     Resale is restricted to qualified institutional investors.
   + Issuer is an affiliate of the Fund's manager, Morgan Stanley Dean Witter Services Company Inc.
  ++ Consists of one or more classes of securities traded together as a unit; bonds with attached warrants.
  (a)    Non-income producing security.
  (b) Collateralized by $244,235 U.S. Treasury Note 6.25% due 01/31/02 valued at $262,317.
  (c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,588,230 and the aggregate gross unrealized depreciation is $1,452,763, resulting in net unrealized appreciation of $4,135,467.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $51,755,939)................................................................  $55,891,406
Receivable for:
    Interest...................................................................................      792,883
    Investments sold...........................................................................      504,015
    Shares of beneficial interest sold.........................................................      134,609
    Dividends..................................................................................       55,888
Prepaid expenses and other assets..............................................................       38,775
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   57,417,576
                                                                                                 -----------
LIABILITIES:
Payable for:
    Investments purchased......................................................................      198,257
    Shares of beneficial interest repurchased..................................................      168,929
    Plan of distribution fee...................................................................       35,930
    Management fee.............................................................................       21,586
    Investment advisory fee....................................................................       14,391
Accrued expenses and other payables............................................................       49,493
                                                                                                 -----------
     TOTAL LIABILITIES.........................................................................      488,586
                                                                                                 -----------
     NET ASSETS................................................................................  $56,928,990
                                                                                                 -----------
                                                                                                 -----------
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $52,001,682
Net unrealized appreciation....................................................................    4,135,467
Accumulated undistributed net investment income................................................      345,102
Accumulated undistributed net realized gain....................................................      446,739
                                                                                                 -----------
     NET ASSETS................................................................................  $56,928,990
                                                                                                 -----------
                                                                                                 -----------
CLASS A SHARES:
Net Assets.....................................................................................      $88,622
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................        7,746
     NET ASSET VALUE PER SHARE.................................................................       $11.44
                                                                                                 -----------
                                                                                                 -----------
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET
       ASSET VALUE)............................................................................       $11.95
                                                                                                 -----------
                                                                                                 -----------
CLASS B SHARES:
Net Assets.....................................................................................   $8,924,013
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      780,209
     NET ASSET VALUE PER SHARE.................................................................       $11.44
                                                                                                 -----------
                                                                                                 -----------
CLASS C SHARES:
Net Assets.....................................................................................  $47,904,684
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................    4,184,223
     NET ASSET VALUE PER SHARE.................................................................       $11.45
                                                                                                 -----------
                                                                                                 -----------
CLASS D SHARES:
Net Assets.....................................................................................      $11,671
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................        1,019
     NET ASSET VALUE PER SHARE.................................................................       $11.45
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1999

NET INVESTMENT INCOME

INCOME
Interest........................................................................................  $3,377,654
Dividends.......................................................................................     579,076
                                                                                                  ----------

     TOTAL INCOME...............................................................................   3,956,730
                                                                                                  ----------

EXPENSES
Plan of distribution fee (Class A shares).......................................................         139
Plan of distribution fee (Class B shares).......................................................      57,262
Plan of distribution fee (Class C shares).......................................................     379,492
Management fee..................................................................................     265,123
Investment advisory fee.........................................................................     176,749
Registration fees...............................................................................     103,293
Transfer agent fees and expenses................................................................      57,991
Shareholder reports and notices.................................................................      55,268
Professional fees...............................................................................      39,846
Trustees' fees and expenses.....................................................................      32,239
Custodian fees..................................................................................      23,676
Organizational expenses.........................................................................       6,434
Other...........................................................................................      20,551
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................   1,218,063
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   2,738,667
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...............................................................................   2,359,043
Net change in unrealized appreciation...........................................................    (342,596)
                                                                                                  ----------

     NET GAIN...................................................................................   2,016,447
                                                                                                  ----------

NET INCREASE....................................................................................  $4,755,114
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FOR THE YEAR         FOR THE YEAR
                                                                                                 ENDED                ENDED
                                                                                            JANUARY 31, 1999    JANUARY 31, 1998*
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.....................................................................  $      2,738,667  $           2,953,221
Net realized gain.........................................................................         2,359,043              4,031,439
Net change in unrealized appreciation.....................................................          (342,596)               950,969
                                                                                            ----------------           ------------

     NET INCREASE.........................................................................         4,755,114              7,935,629
                                                                                            ----------------           ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares........................................................................            (3,154)                  (582)
    Class B shares........................................................................          (352,662)              (144,769)
    Class C shares........................................................................        (2,309,542)            (2,979,361)
    Class D shares........................................................................              (572)                  (290)
Net realized gain
    Class A shares........................................................................            (4,241)                (1,133)
    Class B shares........................................................................          (427,964)              (298,812)
    Class C shares........................................................................        (2,570,969)            (3,495,390)
    Class D shares........................................................................              (573)                  (491)
                                                                                            ----------------           ------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................        (5,669,677)            (6,920,828)
                                                                                            ----------------           ------------
Net decrease from transactions in shares of beneficial interest...........................        (3,654,766)              (457,056)
                                                                                            ----------------           ------------

     NET INCREASE (DECREASE)..............................................................        (4,569,329)               557,745

NET ASSETS:
Beginning of period.......................................................................        61,498,319             60,940,574
                                                                                            ----------------           ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $345,102 AND $272,740,
    RESPECTIVELY).........................................................................  $     56,928,990  $          61,498,319
                                                                                            ----------------           ------------
                                                                                            ----------------           ------------

---------------------

 *   Class A, Class B and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1999

1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its objective by investing in bonds or preferred stock convertible into common stock, other fixed income securities, common stocks and U.S. Government securities. The Fund was organized as a Massachusetts business trust on November 23, 1992 and commenced operations on March 31, 1993. On July 28, 1997, the Fund converted to multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1999, CONTINUED

securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1999, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $206,000 of which $200,000 have been reimbursed. Such expenses were fully amortized as of March 30, 1998.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of daily net assets not exceeding $500 million and 0.42% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% to the portion of daily net assets not exceeding $500 million and 0.28% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1999, CONTINUED

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B, and (iii) Class C -- up to 0.75% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $221,765 at January 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1999, CONTINUED

that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.74%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $38,754 and $4,717, respectively and received $637 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1999 aggregated $57,838,967 and $57,973,496, respectively.

Included in the aforementioned sales of portfolio securities are sales of securities issued by Morgan Stanley Group Inc., an affiliate of the Manager and Distributor of $730,509, as well as realized gain of $2,625. The Fund's interest and dividend income included $3,736 and $19,751, respectively, for income from Morgan Stanley Group, Inc. securities.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

6. SUBSEQUENT EVENT

On February 25, 1999, the Board of Trustees of the Fund and of Morgan Stanley Dean Witter Income Builder Fund ("Income Builder") approved a reorganization plan (the "Plan") whereby the Fund would be merged into Income Builder. The Plan is subject to the consent of the Fund's shareholders. Under the terms of the Plan, the assets of the Fund would be combined with the assets of Income Builder and shareholders of the Fund would become shareholders of Income Builder, receiving shares of the corresponding class of Income Builder equal to the value of their holdings in the Fund.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1999, CONTINUED

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                   FOR THE YEAR
                                                                               ENDED                          ENDED
                                                                         JANUARY 31, 1999               JANUARY 31, 1998*
                                                                   -----------------------------   ---------------------------
                                                                      SHARES          AMOUNT          SHARES         AMOUNT
                                                                   ------------   --------------   ------------   ------------
CLASS A SHARES
Sold.............................................................         7,559   $       87,012          2,751   $     33,065
Reinvestment of dividends and distributions......................           668            7,314            142          1,614
Redeemed.........................................................        (2,882)         (33,757)          (492)        (5,989)
                                                                   ------------   --------------   ------------   ------------
Net increase - Class A...........................................         5,345           60,569          2,401         28,690
                                                                   ------------   --------------   ------------   ------------
CLASS B SHARES
Sold.............................................................       487,673        5,560,583        209,588      2,492,309
Reinvestment of dividends and distributions......................        58,170          642,767         32,187        368,173
Redeemed.........................................................      (334,323)      (3,763,607)       (89,344)    (1,054,299)
                                                                   ------------   --------------   ------------   ------------
Net increase - Class B...........................................       211,520        2,439,743        152,431      1,806,183
                                                                   ------------   --------------   ------------   ------------
CLASS C SHARES
Sold.............................................................       286,331        3,334,552        912,536     10,493,055
Reinvestment of dividends and distributions......................       375,181        4,169,254        485,664      5,548,520
Redeemed.........................................................    (1,204,168)     (13,660,029)    (1,590,764)   (18,344,299)
                                                                   ------------   --------------   ------------   ------------
Net decrease - Class C...........................................      (542,656)      (6,156,223)      (192,564)    (2,302,724)
                                                                   ------------   --------------   ------------   ------------
CLASS D SHARES
Sold.............................................................       --              --                  848         10,014
Reinvestment of dividends and distributions......................           103            1,145             68            781
                                                                   ------------   --------------   ------------   ------------
Net increase - Class D...........................................           103            1,145            916         10,795
                                                                   ------------   --------------   ------------   ------------
Net decrease in Fund.............................................      (325,688)  $   (3,654,766)       (36,816)  $   (457,056)
                                                                   ------------   --------------   ------------   ------------
                                                                   ------------   --------------   ------------   ------------

---------------------

 * For Class A, B and D shares, for the period July 28, 1997 (issue date) through January 31, 1998.

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                FOR THE YEAR ENDED JANUARY 31,
                                          --------------------------------------------------------------------------
                                            1999++        1998*++          1997           1996             1995
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....  $    11.61     $    11.42     $    11.13     $     9.77         $    10.98
                                          ----------     ----------     ----------     ----------             ------

Income (loss) from investment
 operations:
   Net investment income................        0.53           0.57           0.60           0.59               0.59
   Net realized and unrealized gain
   (loss)...............................        0.43           0.96           0.84           1.37              (1.20)
                                          ----------     ----------     ----------     ----------             ------

Total income (loss) from investment
 operations.............................        0.96           1.53           1.44           1.96              (0.61)
                                          ----------     ----------     ----------     ----------             ------

Less dividends and distributions from:
   Net investment income................       (0.52)         (0.60)         (0.60)         (0.60)             (0.55)
   Net realized gain....................       (0.60)         (0.74)         (0.55)        --                  (0.05)
                                          ----------     ----------     ----------     ----------             ------

Total dividends and distributions.......       (1.12)         (1.34)         (1.15)         (0.60)             (0.60)
                                          ----------     ----------     ----------     ----------             ------

Net asset value, end of period..........  $    11.45     $    11.61     $    11.42     $    11.13         $     9.77
                                          ----------     ----------     ----------     ----------             ------
                                          ----------     ----------     ----------     ----------             ------

TOTAL RETURN+...........................        8.81%         14.03%         13.46%         20.52%            (5.59)%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................        2.07%(1)       2.01%          2.02%          2.21%              2.04%

Net investment income...................        4.65%(1)       4.84%          5.19%          5.41%              5.83%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $47,905        $54,863        $60,941        $57,631            $55,335

Portfolio turnover rate.................         103%            96%           102%            79%                88%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Services Company Inc. serves as Manager and TCW Funds Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                   FOR THE PERIOD
                                                                 FOR THE YEAR      JULY 28, 1997*
                                                                    ENDED             THROUGH
                                                                 JANUARY 31,        JANUARY 31,
                                                                     1999               1998
-------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $   11.60          $   11.81
                                                                       ------             ------
Income from investment operations:
   Net investment income....................................             0.59               0.30
   Net realized and unrealized gain.........................             0.44               0.39
                                                                       ------             ------
Total income from investment operations.....................             1.03               0.69
                                                                       ------             ------
Less dividends and distributions from:
   Net investment income....................................            (0.59)             (0.33)
   Net realized gain........................................            (0.60)             (0.57)
                                                                       ------             ------
Total dividends and distributions...........................            (1.19)             (0.90)
                                                                       ------             ------
Net asset value, end of period..............................        $   11.44          $   11.60
                                                                       ------             ------
                                                                       ------             ------
TOTAL RETURN+...............................................             9.45%              6.03%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             1.56%(3)           1.54%(2)
Net investment income.......................................             5.16%(3)           5.04%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................              $89                $28
Portfolio turnover rate.....................................              103%                96%
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $   11.60          $   11.81
                                                                       ------             ------
Income from investment operations:
   Net investment income....................................             0.53               0.28
   Net realized and unrealized gain.........................             0.43               0.38
                                                                       ------             ------
Total income from investment operations.....................             0.96               0.66
                                                                       ------             ------
Less dividends and distributions from:
   Net investment income....................................            (0.52)             (0.30)
   Net realized gain........................................            (0.60)             (0.57)
                                                                       ------             ------
Total dividends and distributions...........................            (1.12)             (0.87)
                                                                       ------             ------
Net asset value, end of period..............................        $   11.44          $   11.60
                                                                       ------             ------
                                                                       ------             ------
TOTAL RETURN+...............................................             8.85%              5.80%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             2.08%(3)           2.02%(2)
Net investment income.......................................             4.64%(3)           4.58%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $8,924             $6,597
Portfolio turnover rate.....................................              103%                96%

---------------------

 * The date the shares were first issued. Class B participants who held shares prior to July 28, 1997 should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                   FOR THE PERIOD
                                                                 FOR THE YEAR      JULY 28, 1997*
                                                                    ENDED             THROUGH
                                                                 JANUARY 31,        JANUARY 31,
                                                                     1999               1998
-------------------------------------------------------------------------------------------------

CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................        $   11.61          $   11.81
                                                                       ------             ------

Income from investment operations:
   Net investment income....................................             0.62               0.32
   Net realized and unrealized gain.........................             0.43               0.39
                                                                       ------             ------

Total income from investment operations.....................             1.05               0.71
                                                                       ------             ------

Less dividends and distributions from:
   Net investment income....................................            (0.61)             (0.34)
   Net realized gain........................................            (0.60)             (0.57)
                                                                       ------             ------

Total dividends and distributions...........................            (1.21)             (0.91)
                                                                       ------             ------

Net asset value, end of period..............................        $   11.45          $   11.61
                                                                       ------             ------
                                                                       ------             ------

TOTAL RETURN+...............................................             9.64%              6.21%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             1.33%(3)           1.27%(2)

Net investment income.......................................             5.39%(3)           5.33%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................              $12                $11

Portfolio turnover rate.....................................              103%                96%

---------------------

 *   The date the shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW INCOME AND GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Income and Growth Fund (the "Fund") at January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 6 to the financial statements, the Board of Trustees of the Fund approved a reorganization plan, subject to shareholder approval, whereby the Fund will be merged into Morgan Stanley Dean Witter Income Builder Fund.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MARCH 12, 1999

TCW/DW INCOME AND GROWTH FUND
FEDERAL TAX NOTICE (UNAUDITED)

During the year ended January 31, 1999, the Fund paid to its shareholders $0.54 per share from long-term capital gains. For such period, 18.91% of the income paid qualified for the dividends received deduction available to corporations.